UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 27, 2015
(Date of earliest event reported)

SABINE OIL & GAS CORPORATION
(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1415 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 242-9600
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04.                               Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On April 24, 2015, the Company received a notice from Wells Fargo Bank, N.A. (the “Administrative Agent”) under its Second Amended and Restated Credit Agreement, dated as of December 16, 2014 (the “Credit Facility”), by and among the Company, the Administrative Agent, and the lenders party thereto, that, effective as of April 27, 2015, the borrowing base under its Credit Facility has been decreased from $1 billion to $750 million as part of the Company’s regularly scheduled semi-annual redetermination by its lenders.  The decrease in the Company’s borrowing base under the Credit Facility resulted in a deficiency of approximately $250 million, which must be repaid in six monthly installments of approximately $41.54 million, with the first payment being due at the end of May.  The new $750 million borrowing base will be in effect until the Company’s next borrowing base redetermination for the Credit Facility.

ITEM 7.01.                               Regulation FD Disclosure.

On April 30, 2015, the Company received notice that Wilmington Savings Fund Society, FSB has been appointed as successor trustee under the Company’s indenture dated as of September 17, 2012 governing its 7.5% senior notes due 2020 originally issued by Forest Oil Corporation.

Additionally, on May 1, 2015, the Company issued a press release announcing that it had received a notice of a redetermined borrowing base under its Credit Facility.  The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit	Description

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 1, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Timothy D. Yang
	Name:	Timothy D. Yang
	Title:	Senior Vice President, Land & Legal, General Counsel, Chief Compliance Officer and Secretary